                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") are:

State Street               Loomis Sayles High
Research                   Yield Bond Portfolio
Aggressive Growth
Portfolio                  Neuberger Berman
                           Partners Mid Cap Value
State Street               Portfolio
Research
Diversified                Scudder Global Equity
Portfolio                  Portfolio

                           T. Rowe Price Large Cap
State Street               Growth Portfolio
Research Investment
Trust Portfolio            T. Rowe Price Small Cap
(formerly State            Growth Portfolio
Street Research
Growth Portfolio)          Lehman Brothers(R)
                           Aggregate Bond Index
State Street               Portfolio
Research
Income Portfolio           MetLife Stock Index
                           Portfolio
State Street
Research                   MetLife Mid Cap Stock
Money Market               Index Portfolio
Portfolio
                           Morgan Stanley EAFE(R)
State Street               Index Portfolio
Research
Aurora Small Cap           Russell 2000(R) Index
Value                      Portfolio
Portfolio
                           Franklin Templeton Small Cap
Putnam International       Growth Portfolio
Stock Portfolio
(formerly
Santander
International
Stock Portfolio)

Putnam Large Cap
Growth Portfolio

Harris Oakmark
Large Cap Value
Portfolio

Janus Mid Cap
Portfolio

Janus Growth
Portfolio

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.



                                 [LOGO] METLIFE

                          [LOGO] STATE STREET RESEARCH

                         [LOGO] HARRIS ASSOCIATES L.P.

                                  [LOGO] JANUS

                      [LOGO] LOOMIS SAYLES & COMPANY, L.P.

                            [LOGO] NEUBERGER BERMAN

                           [LOGO] PUTNAM INVESTMENTS
                       [LOGO] ZURICH SCUDDER INVESTMENTS
                              [LOGO] T. ROWE PRICE

                     [LOGO] FRANKLIN TEMPLETON INVESTMENTS

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................     13
   About the Investment Managers.....................................     22
   Portfolio Turnover Rates..........................................     30
   Dividends, Distributions and Taxes................................     30
   General Information About the Fund and its Purpose................     30
   Sale and Redemption of Shares.....................................     31
   Financial Highlights..............................................     32
   Appendix A--Portfolio Manager Prior Performance...................     42
   Appendix B--Certain Investment Practices..........................     45
   Appendix C--Description of Some Investments,
    Techniques, and Risks............................................     49

Risk/Return Summary

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.]

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: State Street Research Aggressive Growth Portfolio]

About the State Street Research Aggressive Growth Portfolio:

Investment objective: maximum capital appreciation.

Principal investment strategies: The Portfolio generally invests most of its assets in the common stocks of medium size companies whose earnings appear to be growing at a faster rate than the earnings of an average company. The Portfolio generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. It looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand. The Portfolio reserves the flexibility to also invest in other securities across the full spectrum from small to large capitalization issuers. In addition, the Portfolio may invest in other securities convertible into or carrying the right to acquire common stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Investment Trust Portfolio]

About the State Street Research Investment Trust Portfolio:
(formerly, the State Street Research Growth Portfolio)

Investment objective: long-term growth of capital and income and moderate current income.

Principal investment strategies: The Portfolio generally invests the greatest portion of its assets in equity securities of larger, established companies and equity securities that are selling below what the portfolio manager believes to be their intrinsic values. Other principal strategies include investing in cyclical securities and smaller emerging growth companies with potential for above average earnings growth.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth investing;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Money Market Portfolio]

About the State Street Research Money Market Portfolio:

Investment objective: the highest possible current income consistent with preservation of capital and maintenance of liquidity.

Principal investment strategies: The Portfolio primarily invests in short- term money market instruments with minimal credit risks including: corporate debt securities, United States government securities, government agency securities, bank certificates of deposit, bankers' acceptances, variable amount master demand notes and repurchase and reverse repurchase agreements. The Portfolio invests only in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of the Portfolio's securities will not be more than 90 days.

Principal risks: Although the portfolio manager will manage the Portfolio so that significant variations in net asset value are rather unlikely, it is possible to lose money by investing in the Portfolio. The major risk involved with investing in the Portfolio is that the overall yield of the Portfolio could decrease and lower the return on your investment. Situations that can lower the yield include those that cause short-term interest rates to decline. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Income Portfolio]

About the State Street Research Income Portfolio:

Investment objective: a combination of: (a) the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk, and (b) secondarily, the preservation of capital.

Principal investment strategies: The Portfolio invests at least 65% of its net assets in non-convertible debt securities in the three highest rating

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categories as determined by a nationally recognized statistical rating organization ("NRSRO"), or of comparable quality ("top three ratings"). The Portfolio may invest in debt securities with varying maturities. The Portfolio may also invest in (a) debt securities that are not within the top three rating categories, (b) convertible securities and preferred stocks of companies that have senior securities rated within the top three credit rating categories, and (c) up to 10% of total assets in common stocks acquired by conversion of convertible securities or exercise of warrants attached to debt securities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" and "Zero coupon risks." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Aurora Small Cap Value Portfolio]

About the State Street Research Aurora Small Cap Value Portfolio:

Investment objective: high total return, consisting principally of capital appreciation.

Principal investment strategies: Under normal market conditions, the Portfolio invests at least 65% of its total assets in small company value stocks. The Portfolio generally expects that most of these stocks, when it first buys them, will not be larger than the stocks of the largest companies in the Russell 2000 Value Index. As of December 31, 2000, this included companies with capitalizations of approximately $1.1 billion. The Portfolio may continue to hold or buy stock in a company that has outgrown this range if the company appears to remain an attractive investment. In choosing among small company stocks, the Portfolio takes a value approach, searching for those companies that appear to be trading below their true worth. The Portfolio uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The Portfolio looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

The Portfolio may adjust the composition of its holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of total assets in other securities. They would generally consist of other types of equity securities, such as larger company stocks or growth stocks.


Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk.

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[SIDEBAR: State Street Research Diversified Portfolio]

About the State Street Research Diversified Portfolio:

Investment objective: high total return while attempting to limit investment risk and preserve capital.

Principal investment strategies: The Portfolio invests portions of its assets in equity securities of the type that can be purchased by the State Street Research Investment Trust Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments of the type that can be purchased by the State Street Research Money Market Portfolio. The portion of the Portfolio's assets invested in each category will usually be similar in composition to that of the Portfolio to which that portion correlates. However, no absolute limits apply to the portion of assets invested in each category of the composition of each category. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

Principal risks: The major risk for the Portfolio is that the portfolio managers will not correctly anticipate the relative performance of different asset categories for specific periods resulting in the Portfolio underperforming other types of asset allocation investments or other types of investments in general. In addition, the Portfolio is subject to the same risks as the State Street Research Investment Trust, State Street Research Income and State Street Research Money Market Portfolios to the extent its assets are invested similarly to each of those portfolios. These risks may be moderated, however, by the greater variety of asset types in which the Diversified Portfolio is generally expected to be invested, as compared with those other Portfolios. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam International Stock Portfolio]

About the Putnam International Stock Portfolio:
(formerly, the Santander International Stock Portfolio)

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam Large Cap Growth Portfolio]

About the Putnam Large Cap Growth Portfolio:

Investment objective: capital appreciation.

Principal investment strategies: The Portfolio normally invests in the common stocks of U.S. companies, with a focus on growth stocks. The portfolio managers look for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in a relatively small number of companies that the managers believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. The Portfolio invests mainly in large companies.

Principal risks: Since the Portfolio invests in fewer issuers than a fund that invests more broadly, there is vulnerability to factors affecting a single investment that can result in greater Portfolio losses and volatility. The Portfolio's other principal risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk.

[SIDEBAR: Harris Oakmark Large Cap Value Portfolio]

About the Harris Oakmark Large Cap Value Portfolio:

Investment objective: long-term capital appreciation.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies. The portfolio managers define large-capitalization ("large-cap") companies as those whose market capitalization falls within the range of companies included in the S&P 500 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $5 billion and above. The portfolio managers' chief consideration in selecting equity securities for the Portfolio is their judgment as to the size of the discount at which the security trades, relative to its economic value. The portfolio managers' investment philosophy is predicated on the belief that, over time, market price and value converge and that the investment in securities priced significantly below long-term value present the best opportunity to achieve long-term capital appreciation. The portfolio managers use several methods to analyze value, but considers the primary determinant to be the enterprise's long-run ability to generate cash for its owners. The portfolio managers also believe the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Janus Mid Cap Portfolio]

About the Janus Mid Cap Portfolio:

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102 million and $13.2 billion. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

Principal risks: The Portfolio is nondiversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Janus Growth Portfolio]

About the Janus Growth Portfolio:

Investment objectives: long-term growth of capital.

Principal investment strategies: The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Portfolio may invest without limit in foreign equity and debt securities and less than 35% of its net assets in high-yield/high risk bonds.

The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks for companies with earnings growth potential one at a time. If the portfolio manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

Principal risks: The risks described after the following captions under "Principal Risk of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Prepayment Risk;" "Investing in larger companies;" "Growth Investing;" "Investing in securities of foreign issuers;" "Investing in medium size companies;" and "Investing in fixed income securities." Also, the Portfolio may have higher risk because it may invest in lower rated bonds (commonly known as "junk bonds") which have higher default rates than do high quality bonds. Volatility may be indicative of risk.

[SIDEBAR: Loomis Sayles High Yield Bond Portfolio]

About the Loomis Sayles High Yield Bond Portfolio:

Investment objective: high total investment return through a combination of current income and capital appreciation.

Principal Investment Strategies: The Portfolio invests primarily in lower rated fixed income securities ("junk bonds"), although it may invest up to 20% of its assets in preferred stocks and up to 10% of its assets in common stocks. The Portfolio may invest in fixed income securities of any maturity. The Portfolio may also invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging markets securities.

Principal risks: The risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Investing in securities of foreign issuers;" and "Zero coupon risks." Also, the Portfolio has higher risk than many other debt-type investments, because it normally invests 65% or more of its assets

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in lower rated bonds (commonly known as "junk bonds"), and the bonds in this
Portfolio have higher default rates than do high quality bonds. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Neuberger Berman Partners Mid Cap Value Portfolio]

About the Neuberger Berman Partners Mid Cap Value Portfolio:

Investment objective: capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of mid capitalization companies. The portfolio managers define mid-cap companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102.5 million and $12.3 billion. The Portfolio uses a value-oriented investment approach designed to increase capital with reasonable risk by purchasing securities believed to be undervalued based on strong fundamentals, including: a low price-to-earnings ratio; consistent cash flows; the company's track record through all economic cycles; ownership interests by a company's management; and the dominance of a company in particular field.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in medium sized companies;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Scudder Global Equity Portfolio]

About the Scudder Global Equity Portfolio:

Investment objective:  long-term growth of capital.

Principal investment strategies: The Portfolio generally invests most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter. Normally investments will be spread broadly around the world and will include companies of varying sizes. The Portfolio invests in companies that are expected to benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The Portfolio will usually be invested in securities of issuers located in at least three countries, one of which may be the U.S., although all of its assets may be invested in non-U.S. issues.

Principal Risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Value investing;" "Growth investing;" "Investing in larger companies;" and "Investing in securities of foreign issuers." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Large Cap Growth Portfolio]

About the T. Rowe Price Large Cap Growth Portfolio:

Investment objective: long-term growth of capital and, secondarily, dividend income.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of large capitalization growth companies. The portfolio managers define large capitalization ("large-cap") companies as those whose market capitalization falls within the range of the largest 300 companies included in the Russell 3000 Index at the time of the

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purchase. As of December 31, 2000, this included companies with capitalizations of approximately $7.6 billion and above. The Portfolio mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. The portfolio managers generally look for companies with above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." The risks of equity investing may be moderated by the fact that the Portfolio emphasizes dividend paying securities. On the other hand, that may expose the Portfolio more directly to interest rate risk. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Small Cap Growth Portfolio]

About the T. Rowe Price Small Cap Growth Portfolio:

Investment objective: long-term capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of small capitalization companies. The portfolio manager defines small capitalization ("small-cap") companies as those whose market capitalization is within the range of or smaller than the bottom 100 companies in the S&P 500 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $3.3 billion and below. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. The Portfolio expects to invest primarily in U.S. common stocks of small companies with potential to achieve long-term earnings growth faster than the overall market. The Portfolio may also invest in foreign stocks, futures and options, in keeping with its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Franklin Templeton Small Cap Growth Portfolio]

About the Franklin Templeton Small Cap Growth Portfolio:

Investment objective: long-term capital growth.

Principal Investment Strategies: Under normal market conditions the Portfolio invests in at least 65% of its total assets in the equity securities of U.S. small capitalization ("small-cap") companies. For this Portfolio, small cap companies are those companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2500 Growth index, whichever is greater, at the time of the purchase. In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies and foreign securities. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

The Portfolio's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets.

Principal risks: The risks described after the following captions under "Principal Risk of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth investing;" and "Investing in securities of foreign issuers." Volatility may be indicative of risk.

[SIDEBAR: The Index Portfolios]

About all the Index Portfolios

Principal investment strategies applicable to all the Index Portfolios: Each Index Portfolio has as an investment objective to equal the performance of a particular index. Certain strategies common to all of the Index Portfolios are discussed in the next paragraph below. Thereafter, the unique aspects of the objective and principal strategies of each Index Portfolio are discussed.

In addition to securities of the type contained in its index, each Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolios attempt to keep transaction costs low, the portfolio manager generally will rebalance a Portfolio only if it deviates from the applicable index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolios through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. The Portfolios will attempt to maintain a target correlation coefficient of at least .95.

[SIDEBAR: Lehman Brothers Aggregate Bond Index Portfolio]

Lehman Brothers Aggregate Bond Index Portfolio:

Investment objective: to equal the performance of the Lehman Brothers Aggregate Bond Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in fixed- income securities included in the Lehman Brothers Aggregate Bond Index. This index is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and, effective July 1, 1999, the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed income securities included in the Index are debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, and mortgage-backed securities. The Portfolio will invest in a sampling of the bonds included in the Lehman Brothers Aggregate Bond

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Index. The bonds purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Index. As the Portfolio's total assets grow, a larger percentage of bonds included in the Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Zero coupon risks;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Stock Index Portfolio]

MetLife Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Morgan Stanley EAFE Index Portfolio]

Morgan Stanley EAFE Index Portfolio:

Investment objective: to equal the performance of the MSCI EAFE Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE Index. The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2000 countries included in the MSCI EAFE Index were Australia, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio will invest in a statistically selected sample of the 1,100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the MSCI EAFE Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the MSCI EAFE Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in securities of foreign issuers;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Russell 2000 Index Portfolio]

Russell 2000 Index Portfolio:

Investment objective: to equal the return of the Russell 2000 Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal Investment Strategies for the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization companies. As of December 31, 2000, the average stock market capitalization of companies in the Russell 2000 Index was $950 million, and the weighted average stock market capitalization was $1.1 billion. The Portfolio will invest in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Russell 2000 Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the Russell 2000 Index will be included in the Portfolio.

Principal risks: The risks described after the following the captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Mid Cap Stock Index Portfolio]

About the MetLife Mid Cap Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index ("S&P MidCap 400 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P MidCap 400 Index. The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2000, the average stock market capitalization of companies in the S&P MidCap 400 Index was $2.1 billion, and the weighted average stock market capitalization was $10.4 billion. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity Investing;" "Index Investing;" "Investing in less mature companies, smaller companies, and companies with "special situations';" "Investing in larger companies;" and "Investing in medium sized companies." Volatility may be indicative of risk.

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.
 . Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.

                     State Street Research Aggressive Growth

               Investment Results
           Average Annual Total Returns

                              As of December 31, 2000
                            ---------------------------
State Street Research
Aggessive Growth            1 Year   5 Years   10 Years
                            ------   -------   --------
Class A                    -7.63%      9.96%     16.49%
Class E                    -7.78%      9.81%     16.34%
-------------------------------------------------------
Russell MidCap
Growth Index              -11.75%     17.77%     18.10%

                                    [CHART]

                                 91      66.41
                                 92      10.39
                                 93      22.63
                                 94      -1.88
                                 95      29.50
                                 96       7.72
                                 97       6.67
                                 98      13.69
                                 99      33.24
                                 00      -7.63

During the 10-year period shown in the bar chart, the highest return for a quarter was 33.8% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.8% (quarter ended September 30, 1998).

                     State Street Research Money Market

               Investment Results
           Average Annual Total Returns

                              As of December 31, 2000
                            ---------------------------
State Street Research
Money Market                1 Year   5 Years   10 Years
                            ------   -------   --------
Class A                     6.22%      5.31%      4.87%
-------------------------------------------------------
Donahue's All Taxable       5.58%      5.07%      4.70%

                                    [CHART]

                                 91       6.10
                                 92       3.73
                                 93       2.90
                                 94       3.85
                                 95       5.59
                                 96       5.01
                                 97       5.21
                                 98       5.19
                                 99       4.89
                                 00       6.22

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.7% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.70% (quarter ended September 30, 1993).

                      State Street Research Diversified

               Investment Results
           Average Annual Total Returns

                              As of December 31, 2000
                            ---------------------------
State Street Research
Diversified                 1 Year   5 Years   10 Years
                            ------   -------   --------
Class A                     1.04%     12.66%     13.16%
Class E                     0.89%     12.51%     13.01%
-------------------------------------------------------
S&P 500 Index              -9.10%     18.33%     17.44%
Lehman Brother
Aggregate Bond Index       11.63%      6.46%      7.96%

                                    [CHART]

                                 91      24.84
                                 92       9.48
                                 93      12.75
                                 94      -3.06
                                 95      27.03
                                 96      14.52
                                 97      20.58
                                 98      19.64
                                 99       8.71
                                 00       1.04

During the 10-year period shown in the bar chart, the highest return for a quarter was 11.7% (quarter ended June 30, 1998) and the lowest return for a quarter was -5.0% (quarter ended December 31, 2000).

                      State Street Research Income

               Investment Results
           Average Annual Total Returns

                              As of December 31, 2000
                            ---------------------------
State Street Research
Income                      1 Year   5 Years   10 Years
                            ------   -------   --------
Class A                    11.22%      6.23%      8.14%
Class E                    11.07%      6.08%      7.99%
-------------------------------------------------------
Lehman Brothers
Aggregate Bond Index       11.63%      6.46%      7.96%

                                    [CHART]

                                 91      17.31
                                 92       6.91
                                 93      11.36
                                 94      -3.15
                                 95      19.55
                                 96       3.60
                                 97       9.83
                                 98       9.40
                                 99      -2.28
                                 00      11.22

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.9% (quarter ended September 30, 1998) and the lowest return for a quarter was -2.5% (quarter ended March 31, 1994

                   State Street Research Investment Trust/1/

               Investment Results
           Average Annual Total Returns

                              As of December 31, 2000
                            ---------------------------
State Street Research
Investment Trust            1 Year   5 Years   10 Years
                            ------   -------   --------
Class A                    -6.18%     17.45%     17.20%
Class E                    -6.33%     17.30%     17.05%
Class B                    -6.43%     17.20%     16.95%
-------------------------------------------------------
S&P 500 Index              -9.10%     18.33%     17.44%

                                    [CHART]

                                 91      33.09
                                 92      11.56
                                 93      14.40
                                 94      -3.25
                                 95      33.14
                                 96      22.18
                                 97      28.36
                                 98      28.18
                                 99      18.47
                                 00      -6.18

During the 10-year period shown in the bar chart, the highest return for a quarter was 19.5% (quarter ended December 31, 1998) and the lowest return for a quarter was -12.3% (quarter ended September 30, 1998).

-------------
1.  Formerly known as the State Street Research Growth Portfolio.

                  State Street Research Aurora Small Cap Value

   Since the Portfolio commenced operations on July 5, 2000, no volatility or performance information is included here.

                           Putnam International Stock/1/

               Investment Results
           Average Annual Total Returns

                                As of December 31, 2000
                            ----------------------------
                                                  Since
Putnam International Stock  1 Year   5 Years   Inception
                            ------   -------   ---------
Class A                    -10.11%     4.24%      5.66%
Class E                    -10.24%     4.08%      5.50%
--------------------------------------------------------
MSCI EAFE Index            -14.17%     7.13%      7.63%

                                    [CHART]

                                 92     -10.21
                                 93      47.76
                                 94       5.08
                                 95       0.84
                                 96      -1.77
                                 97      -2.34
                                 98      22.56
                                 99      16.44
                                 00     -10.11

During the period shown in the bar chart, the highest return for a quarter was 19.4% (quarter ended March 31, 1993) and the lowest return for a quarter was -12.8% (quarter ended September 30, 1998).

1. Formerly known as the Santander International Stock Portfolio. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.

                            Putnam Large Cap Growth

   Since the Portfolio commenced operations on May 1, 2000, no volatility or performance information is included here.

                       Harris Oakmark Large Cap Value

               Investment Results
           Average Annual Total Returns

                          As of December 31, 2000
                          -----------------------
Harris Oakmark                         Since
Large Cap Value             1 Year   Inception
                            ------   ---------

Class A                     12.43%     0.86%
Class E                     12.28%     0.71%
-------------------------------------------------
S&P 500 Index               -9.10%    10.19%

                                    [CHART]

                                 98*     -2.70
                                 99      -6.89
                                 00      12.43

*For the period November 9, 1998 to December 31, 1998

During the period shown in the bar chart, the highest return for a quarter was 12.9% (quarter ended June 30, 1999) and the lowest return for a quarter was -27.7% (quarter ended December 31, 2000).

                                Janus Mid Cap

               Investment Results
           Average Annual Total Returns

                          As of December 31, 2000
                          -----------------------
                                       Since
Janus Mid Cap               1 Year   Inception
                            ------   ---------
Janus Mid Cap
Class A                    -31.24%    29.56%
Class E                    -31.26%    29.36%
Class B                    -31.42%    29.24%
-------------------------------------------------
S&P MidCap 400 Index        17.51%    20.80%

                                    [CHART]

                                 97*     28.22
                                 98      37.19
                                 99     122.92
                                 00     -31.24

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 59.4% (quarter ended December 31, 1999) and the lowest return for a quarter was -27.7% (quarter ended December 31, 2000).

                                  Janus Growth

     Since the Portfolio will commence operations on or about May 1, 2001, no volatility or performance information is included here.

                        Loomis Sayles High Yield Bond

               Investment Results
           Average Annual Total Returns

                          As of December 31, 2000
                          -----------------------
Loomis Sayles                          Since
High Yield Bond             1 Year   Inception
                            ------   ---------
Class A                     -0.95%     3.62%
Class E                     -1.07%     3.47%
-------------------------------------------------
Merrill Lynch High
Yield Bond Index            -3.79%     2.95%

                                    [CHART]

                                 97*      6.18
                                 98      -7.51
                                 99      17.82
                                 00      -0.95

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 7.5% (quarter ended September 30, 1997) and the lowest return for a quarter was -15.8% (quarter ended September 30, 1998).

                     Neuberger Berman Partners Mid Cap Value

               Investment Results
           Average Annual Total Returns

                          As of December 31, 2000
                          -----------------------
Neuberger                              Since
Berman Partners             1 Year   Inception
Mid Cap Value Fund          ------   ---------
Class A                     28.25%     25.29%
Class E                     28.08%     25.11%
Class B                     27.89%     24.97%
-------------------------------------------------
S&P MidCap 400/BARRA
Value Index                 27.84%    16.74%

                                    [CHART]

                                 98*      7.44
                                 99      17.63
                                 00      28.25

*For the period November 9, 1998 to December 31, 1998

During the period shown in the bar chart, the highest return for a quarter was 16.3% (quarter ended June 30, 1999) and the lowest return for a quarter was -12.6.2% (quarter ended September 30, 1999).

                          Scudder Global Equity

               Investment Results
           Average Annual Total Returns

                          As of December 31, 2000
                          -----------------------
                                       Since
Scudder Global Equity       1 Year   Inception
                            ------   ---------

Class A                     -1.61%    12.42%
Class E                     -1.74%    12.26%
-------------------------------------------------
MSCI All Country
World Index (gross
dividends)                 -13.92%    10.83%

                                    [CHART]

                                 97*      9.62
                                 98      15.96
                                 99      25.17
                                 00      -1.61

*For the period March 3, 1997 to December 31, 1997

During the period shown in the bar chart, the highest return for a quarter was 16.0% (quarter ended December 31, 1999) and the lowest return for a quarter was -11.2% (quarter ended September 30, 1998).

                     T. Rowe Price Large Cap Growth

               Investment Results
           Average Annual Total Returns

                          As of December 31, 2000
                          -----------------------
T. Rowe Price                          Since
Large Cap Growth            1 Year   Inception
                            ------   ---------

Class A                     -0.50%    14.68%
Class E                     -0.65%    14.53%
-------------------------------------------------
S&P 500 Index               -9.10%    10.19%

                                    [CHART]

                                 98*     10.28
                                 99      22.23
                                 00      -0.50

*For the period November 9, 1998 to December 31, 1998

During the period shown in the bar chart, the highest return for a quarter was 19.3% (quarter ended December 31, 1999) and the lowest return for a quarter was -8.3% (quarter ended December 31, 2000).

                        T. Rowe Price Small Cap Growth

               Investment Results
           Average Annual Total Returns

                          As of December 31, 2000
                          -----------------------
T. Rowe Price                          Since
Small Cap Growth            1 Year   Inception
                            ------   ---------

Class A                     -9.09%     9.79%
Class E                     -9.25%     9.63%
-------------------------------------------------
Russell 2000 Growth Index  -22.43%     7.46%

                                    [CHART]

                                 97*     18.81
                                 98       3.45
                                 99      27.99
                                 00      -9.09

*For the period March 3, 1997 to December 31, 1997

During the period shown in the bar chart, the highest return for a quarter was 26.5% (quarter ended December 31, 2000) and the lowest return for a quarter was -21.8% (quarter ended September 30, 1998).

                      Franklin Templeton Small Cap Growth

     Since the Portfolio will commence operations on or about May 1, 2001, no volatility or performance information is included here.
                   Lehman Brothers(R) Aggregate Bond Index

               Investment Results
           Average Annual Total Returns

                          As of December 31, 2000
                          -----------------------
Lehman Brothers                        Since
Aggregate Bond Index        1 Year   Inception
                            ------   ---------

Class A                     11.41%     5.17%
Class E                     11.26%     5.02%
Class B                     11.16%     4.92%
-------------------------------------------------
Lehman Brothers
Aggregate Bond Index        11.63%     5.23%

                                    [CHART]

                                 98*      1.38
                                 99      -1.37
                                 00      11.41

*For the period November 9, 1998 to December 31, 1998

During the period shown in the bar chart, the highest return for a quarter was 4.2% (quarter ended December 31, 2000) and the lowest return for a quarter was -1.2% (quarter ended June 30, 1999).

                            MetLife Stock Index

               Investment Results
           Average Annual Total Returns

                            As of December 31, 2000
                          ----------------------------
                          1 Year    5 Years   10 Years
                          ------    -------   --------
MetLife
Stock Index
Class A                    -9.34%    17.89%    17.02%
Class E                    -9.47%    17.65%    16.82%
Class B                    -9.56%    17.53%    16.70%
------------------------------------------------------
S&P 500 Index              -9.10%    18.33%    17.44%

                                    [CHART]

                                  91    29.76
                                  92     7.44
                                  93     9.54
                                  94     1.18
                                  95    36.87
                                  96    22.66
                                  97    32.19
                                  98    28.23
                                  99    20.79
                                  00    -9.34

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended September 30, 1990).

                        Morgan Stanley EAFE(R) Index

               Investment Results
           Average Annual Total Returns

                          As of December 31, 2000
                          -----------------------
Morgan Stanley EAFE                    Since
Portfolio                   1 Year   Inception
                            ------   ---------

Class A                    -14.48%     6.95%
Class E                    -14.61%     6.80%
Class B                    -14.71%     6.69%
-------------------------------------------------
MSCI EAFE(R) Index         -14.17%     8.39%

                                    [CHART]

                                 98*      8.11
                                 99      24.90
                                 00     -14.48

*For the period November 9, 1998 to December 31, 1998

During the period shown in the bar chart, the highest return for a quarter was 15.2% (quarter ended December 31, 1999) and the lowest return for a quarter was -8.0% (quarter ended September 30, 2000).

                            Russell 2000(R) Index

               Investment Results
           Average Annual Total Returns

                          As of December 31, 2000
                          -----------------------
Russell 2000 Index                      Since
Portfolio                  1 Year     Inception
                           ------     ---------

Class A                    -3.80%       10.78%
Class E                    -3.95%       10.63%
Class B                    -4.04%       10.52%
-------------------------------------------------
Russell 2000 Index         -3.02%       10.87%

                                    [CHART]

                                  98*    5.48
                                  99    22.73
                                  00     -3.8

*For the period November 9, 1998 to December 31, 1998

During the period shown in the bar chart, the highest return for a quarter was 18.7% (quarter ended December 31, 1999) and the lowest return for a quarter was -7.3% (quarter ended December 31, 2000).

                          MetLife Mid Cap Stock Index

   Since the Portfolio commenced operations on July 5, 2000, no volatility or performance information is included here.

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:
State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, State Street Research Aurora Small Cap Value, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Janus Growth, Neuberger Berman Partners Mid Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth, MetLife Stock Index, Morgan Stanley EAFE Index, MetLife Mid Cap Stock Index, Russell 2000 Index and Franklin Templeton Small Cap Growth.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

This is a principal risk for the following Portfolios:
State Street Research Aggressive Growth, State Street Research Aurora Small Cap Value, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index, Russell 2000 Index and Franklin Templeton Small Cap Growth.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:
State Street Research Diversified, Harris Oakmark Large Cap Value, State Street Research Investment Trust, Putnam International Stock, Putnam Large Cap Growth, Scudder Global Equity, T. Rowe Price Large Cap Growth, Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index and MetLife Stock Index.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index, Janus Growth and Loomis Sayles High Yield Bond.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index, Loomis Sayles High Yield Bond and Janus Growth.

Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the following Portfolios:
Putnam International Stock, Scudder Global Equity, Morgan Stanley EAFE Index, Janus Mid Cap, Janus Growth, Loomis Sayles High Yield Bond, Franklin Templetion Small Cap Growth, and T. Rowe Price Large Cap Growth.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Aurora Small Cap Value, State Street Research

Diversified, Neuberger Berman Partners Mid Cap Value, Putnam International Stock and Scudder Global Equity.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:
State Street Research Investment Trust, State Street Research Aggressive Growth, State Street Research Diversified, T. Rowe Price Small Cap Growth, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Janus Growth, Scudder Global Equity, T. Rowe Price Large Cap Growth, and Franklin Templeton Small Cap Growth.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This is a principal risk for the following Portfolios:
MetLife Stock Index, Morgan Stanley EAFE Index, Russell 2000 Index, MetLife Mid Cap Stock Index, and Lehman Brothers Aggregate Bond Index.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk for the following Portfolios:
Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index and Neuberger Berman Partners Mid Cap Value.

Defensive Strategies

Except with respect to the Index Portfolios, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

[SIDEBAR: About MetLife Advisers]

About The Investment Managers

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolio. MetLife

Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: About MetLife]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Index Portfolios. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as MetLife. MetLife acted as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2000 MetLife had $302.3 billion in assets under management.

[SIDEBAR: Portfolio management of the State Street Research Portfolios]

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Portfolios. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of December 31, 2000, State Street Research had investment arrangements in effect for about $53 billion in assets.

The following gives you information on the portfolio managers for certain of the State Street Research Portfolios:

State Street Research Aggressive Growth Portfolio:

Catherine Dudley has been responsible for the Portfolio's day-to-day management since October 1999. A senior vice president, she joined State Street Research in 1998. During the past five years she has also served as a senior portfolio manager at Chancellor Capital Management.

State Street Research Diversified Portfolio:

The portfolio manager for the income portion is the same as the portfolio manager of the State Street Research Income Portfolio and the portfolio manager for the growth portion is the same as the portfolio manager of the State Street Research Growth Portfolio. Assets are allocated among the portions of the Portfolio based on the input of State Street Research's Asset Allocation Committee.

State Street Research Investment Trust Portfolio:

John T. Wilson has had primary responsibility for the Portfolio's day-to-day management since 1996. A senior vice president, he joined State Street Research in 1996. During the past five years he has also served as a vice president of Phoenix Investment Counsel. Until May 1, 2001, the Portfolio was named State Street Research Growth Portfolio.

State Street Research Income Portfolio:

John H. Kallis has been responsible for the Portfolio's day-to-day management since January 2000. A senior vice president, he joined State
Street Research in 1987 and has worked as an investment professional since 1963.

State Street Research Aurora Small Cap Value Portfolio:

John F. Burbank has been responsible for the Portfolio's day-to-day management since April 2001. A senior vice president, he joined State Street Research in 1987 and has worked as an investment professional for 32 years.

[SIDEBAR: Portfolio management of the Putnam Portfolios]

Putnam Investment Management, LLC ("Putnam") is the sub-investment manager of the Putnam Portfolios. Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2000, Putnam and its affiliates managed in excess of $370 billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, LLC, which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.

The following gives you information on the portfolio managers for the Putnam
Portfolios:

Putnam International Stock Portfolio:

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Until January 24, 2000, Santander Global Advisors, Inc. ("Santander") was the sub-investment manager for the Portfolio (then known as the Santander International Stock Portfolio). On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander relating to the Portfolio effective January 24, 2000. The Board also voted to retain Putnam as the new sub-investment manager effective the same date. The shareholders of the Portfolio approved Putnam as the new sub-investment manager at a special meeting of shareholders on March 31, 2000.

Putnam Large Cap Growth Portfolio:

The Portfolio is managed by Putnam's Large Cap Growth team, with Jeffrey R. Lindsey, Senior Vice President, as the lead manager. Mr. Lindsey has been employed by Putnam since 1994. He is responsible for Core Growth Equity and Concentrated Growth Equity institutional portfolios, is lead manager of Putnam Growth Opportunities Fund and co-manager of Voyager II and New Opportunities Fund.

[SIDEBAR: Portfolio management of the Harris Oakmark Large Cap Value Portfolio]

Harris Associates L.P. ("Harris") is the sub-investment manager of the Harris Oakmark Large Cap Value Portfolio. Together with its predecessors it has provided investment management services to mutual funds since 1991. It is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. In addition to the Fund, it provides investment management services to several mutual funds as well as individuals, trusts, endowments, institutional clients and private partnerships. As of December 31, 2000, Harris had investment arrangements in effect for about $12 billion in assets. Bill Nygren and Kevin Grant are co-portfolio managers for the Portfolio and have been responsible for its day to day management since March 21, 2000. Mr. Grant is the portfolio manager for another mutual fund managed by Harris. Mr. Grant joined Harris in 1988, and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998 Mr. Nygren was the Director of Research of Harris.


[SIDEBAR: Portfolio management of the Janus Portfolios]

Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Portfolios. It is a Colorado corporation that began providing investment management services at its inception in 1970. In addition to the Funds, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Janus managed approximately $250.8 billion in assets.

The following gives you information on the portfolio managers for the Janus portfolios:

Janus Mid Cap Portfolio:

James P. Goff is Portfolio Manager and Executive Vice President of Janus Enterprise Fund and Janus Aspen Aggressive Growth Portfolio. He also manages separate accounts, sub-advised funds and the institutional commingled fund in the MidCap Growth discipline. Mr. Goff was previously Co-Manager of Janus Venture Fund. Prior to joining Janus in 1988, Mr. Goff was an associate analyst at Fred Alger Management.

Janus Growth Portfolio:

John H. Schreiber, Vice President and Portfolio Manager, joined Janus in 1997 as an equity research analyst. He is the portfolio manager and has been primarily responsible for its day-to-day management since its inception. Mr. Schreiber currently manages the Janus Fund 2. Mr. Schreiber previously served as an assistant portfolio manager of Janus Equity Income Fund and Janus Balanced Fund from January 1999 through December 1999.

[SIDEBAR: Portfolio management of the Loomis Sayles High Yield Bond Portfolio]

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-investment manager for the Loomis Sayles High Yield Bond Portfolio. It is a Delaware limited partnership with a history that dates back to 1926. Its general partner is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc.

Daniel J. Fuss, Vice-Chairman, Director and Managing Partner, and Kathleen C. Gaffney, Vice-President, have held their current positions over the past five years and have been with Loomis Sayles since 1976 and 1984, respectively. Mr. Fuss and Ms. Gaffney, co-portfolio managers for the Portfolio, have been primarily responsible for its day-to-day management since its inception in March, 1997.

[SIDEBAR: Portfolio management of the Neuberger Berman Partners Mid Cap Value Portfolio]

Neuberger Berman Management Inc. ("Neuberger Berman"), is the sub-investment manager for the Neuberger Berman Partners Mid Cap Value Portfolio. Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2000 of about $55.5 billion.

Robert I. Gendelman has co-managed the Portfolio since its inception. Mr. Gendelman has been a Vice President of Neuberger Berman since October 1994.

[SIDEBAR: Portfolio management of the Scudder Global Equity Portfolio]

Zurich Scudder Investments, Inc. ("Zurich Scudder"), previously Scudder Kemper Investments, Inc., is the sub-investment manager for the Scudder Global Equity Portfolio. Zurich Scudder is majority-owned by Zurich Financial Services Group. Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the U.K. and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services, in October 2000. On December 29, 2000, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc. In addition to the Portfolio, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Zurich Scudder and its affiliates had assets under supervision of $370 billion globally.

William E. Holzer, Managing Director and Nicholas Bratt, Director of the Global Equity Group have been with Zurich Scudder since 1980 and 1976, respectively. Mr. Holzer and Mr. Bratt are co-portfolio managers for the Portfolio. Mr. Holzer has been primarily responsible for its day-to-day management. Mr. Holzer is a portfolio manager for other investment portfolios, is a member of Zurich Scudder's Currency Committee and has responsibilities for global equity investment strategies. Mr. Bratt is responsible for Zurich Scudder's Equity Activities and is president of Zurich Scudder's closed end equity funds that invest overseas.

[SIDEBAR: Portfolio management of the T. Rowe Price Portfolios]

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager of the T. Rowe Price Portfolios. A Maryland corporation, it dates back to 1937. In addition to the Fund, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2000,
T. Rowe Price and its affiliates had investment management arrangements in effect for about $166.7 billion. The following gives you information on the portfolio managers for the T. Rowe Price Portfolios:

The following gives you information on the portfolio managers for the T. Rowe Price Portfolios:

T. Rowe Price Large Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

T. Rowe Price Small Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

[SIDEBAR: Portfolio Management of the Franklin Templeton Small Cap Growth Portfolio]

Franklin Advisers, Inc. is the sub-investment manager for the Franklin Templeton Small Cap Growth Portfolio. Together, Franklin Advisers, Inc. and its affiliates manage over $229 billion in assets.

The team responsible for the Portfolio's management is made up of the following managers:

Edward B. Jamieson, Executive Vice President of Franklin Advisers, Inc., who joined Franklin Templeton Investments in 1987, and has been a manager of the Portfolio since 1992. Michael McCarthy, Vice President of Franklin Advisors, Inc., who joined Franklin Templeton Investments in 1992 and has been a manager of the Portfolio since 1993. Aidan O'Connell, Portfolio Manager of Franklin Advisors, Inc., who joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 1998. Previously he was a research associate and a corporate finance associate at Hambrecht & Quist.

[SIDEBAR: Investment Management Fees]

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays each sub-investment manager for their investment management services. There is no separate charge to the Fund for the sub-investment management services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 2000 as an annual percentage of the average daily net assets of each Portfolio.

                                                                     % of Average
                                                                   Daily Net Assets
                                        % of Average                   Paid by
                                      Daily Net Assets                Investment
                                          Paid to                     Manager to
                                         Investment                 Sub-Investment
Portfolio                                 Manager                      Manager
-----------------------------------------------------------------------------------
State Street Research Money
Market                                      .25%                          .25%
-----------------------------------------------------------------------------------
MetLife Stock Index                         .25%                        N/A/2/
-----------------------------------------------------------------------------------
State Street Research
Investment Trust                            .47%                          .32%
-----------------------------------------------------------------------------------
State Street Research Income                .33%                          .25%
-----------------------------------------------------------------------------------
State Street Research
Diversified                                 .43%                          .28%
-----------------------------------------------------------------------------------
State Street Research
Aggressive Growth                           .69%                          .49%
-----------------------------------------------------------------------------------
Loomis Sayles High Yield Bond               .70%                          .50%
-----------------------------------------------------------------------------------
Putnam International Stock/1/               .85%                          .57%
-----------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth              .51%                          .33%
-----------------------------------------------------------------------------------
Janus Mid Cap                               .66%                          .46%
-----------------------------------------------------------------------------------
Scudder Global Equity                       .61%                          .41%
-----------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                       .25%                        N/A/2/
-----------------------------------------------------------------------------------
Russell 2000 Index                          .25%                        N/A/2/
-----------------------------------------------------------------------------------
Morgan Stanley EAFE Index                   .30%                        N/A/2/
-----------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth              .64%                          .44%
-----------------------------------------------------------------------------------
Harris Oakmark Large Cap Value              .75%                          .45%
-----------------------------------------------------------------------------------
Neuberger Berman Partners Mid
Cap Value                                   .70%                          .50%
-----------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                 .25%                        N/A/2/
-----------------------------------------------------------------------------------
Putnam Large Cap Growth                     .80%                          .50%
-----------------------------------------------------------------------------------
State Street Research Aurora
Small Cap Value                             .85%                          .55%

/1/For the year ending December 31, 1999, Santander Global Advisors, Inc. ("Santander") was sub-investment manager. Beginning January 24, 2000, Putnam replaced Santander as sub-investment manager. Prior to January 24, 2000, MetLife paid all sub-investment management fees to Santander.
/2/This Portfolio had no sub-investment manager during 2000. Commencing May 1, 2001, MetLife became the sub-investment manager for this Portfolio.

The Portfolios indicated in the following table will commence operation on or about May 1, 2001. The following shows the investment management and sub-investment management fee schedules as an annual percentage of the average daily net assets of each Portfolio.

                                                                          % per
                                            % per                         annum
                                            annum                        Paid to
                            Average        paid to        Average          Sub-
                           Daily Net      Investment     Daily Net      Investment
Portfolio                    Assets        Manager         Assets        Manager
----------------------------------------------------------------------------------
Franklin Templeton     first $500 million    .90%    first $200 million    .60%
Small Cap Growth       over $500 million     .85%    next $300 million     .52%
                                                     over $500 million     .50%
----------------------------------------------------------------------------------
Janus Growth           first $500 million    .80%    first $100 million    .55%
                       next $500 million     .75%    next $400 million     .50%
                       over $1 billion       .70%    over $500 million     .45%

[SIDEBAR: Fund Expenses]

The Fund is responsible for paying its own expenses. However, MetLife Advisers voluntarily pays expenses of certain Portfolios in excess of a certain annual percentage of net assets until the earlier of either total net assets of the Portfolio reaching a certain amount or a certain date as follows:

                                          SUBSIDIZED
                                         EXPENSES* IN
PORTFOLIO                                 EXCESS OF      NET ASSETS     DATE
Morgan Stanley EAFE Index                   0.40%       $200 million   4/30/02
Putnam Large Cap Growth                     0.20%       $100 million   4/30/02
State Street Research Aurora Small Cap
Value/1/                                    0.20%       $100 million   4/30/02
MetLife Mid Cap Stock Index/1/              0.20%       $100 million   6/30/02
Russell 2000 Index                          0.30%       $200 million   4/30/02

--------
*Expenses for this purpose exclude the investment management fees payable to MetLife Advisers, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). (MetLife rather than MetLife Advisers paid these expenses prior to May 1, 2001.)
/1/MetLife Advisers will continue to pay the expenses for this Portfolio through April 30, 2002 irrespective of the total net assets of the Portfolio.

MetLife ceased subsidizing any expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Loomis Sayles High Yield Bond, Lehman Brothers Aggregate Bond Index and Russell 2000(R) Index Portfolios on December 31, 1997, January 22, 1998 March 2, 1999, July 13, 1999 and December 3, 1999
respectively. MetLife ceased subsidizing such expenses for the Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth, Morgan Stanley EAFE(R) Index and Neuberger Berman Partners Mid Cap Value Portfolios on November 9, 2000. These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

MetLife Advisers has voluntarily agreed to waive fees or pay through April 30, 2002, all expenses (other than brokerage commission, taxes, interest and any extraordinary or nonrecurring expenses) allocable to each Class that exceed the following annual percentages:

                                                                   Percentage of
 Portfolio/Class                                                    net assets
 ---------------                                                   -------------
Janus Growth Portfolio
  Class A.........................................................     0.95
  Class E.........................................................     1.10
  Class B.........................................................     1.20
Franklin Templeton Small CapGrowth Portfolio
  Class A.........................................................     1.05
  Class E.........................................................     1.20
  Class B.........................................................     1.30

Such subsidy is subject to each Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the applicable Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The applicable Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years after the end of the fiscal year in which such expense was incurred.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

[SIDEBAR: Dividends are reinvested.]

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"). The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life, variable benefit options and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including acccrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios and all debt instruments held by the State Street Research Money Market Portfolio are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (a) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (b) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.

Selected Data For a Share   State Street Research Investment Trust Portfolio(a)
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $39.14      $37.10      $31.92      $30.51      $27.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.19        0.23        0.36        0.44        0.36
 Net realized and
  unrealized gain (loss)
  on investments........        (2.55)       6.38        8.52        7.72        5.78
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (2.36)       6.61        8.88        8.16        6.14
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.24)      (0.36)      (0.44)      (0.36)
 Distributions from net
  realized capital
  gains.................        (0.44)      (4.33)      (3.34)      (6.31)      (2.83)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.44)      (4.57)      (3.70)      (6.75)      (3.19)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $36.34      $39.14      $37.10      $31.92      $30.51
--------------------------------------------------------------------------------------
 Total return (%).......         (6.2)       18.5        28.2        28.4        22.2
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.50        0.49        0.53        0.43        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(b)......         0.49          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         0.48        0.59        1.04        1.37        1.29
Portfolio turnover rate
 (%)....................           86          83          74          83          93
Net assets, end of year
 (000)..................   $3,278,963  $3,623,316  $3,112,081  $2,349,062  $1,597,728
Selected Data For a Share          State Street Research Income Portfolio
of Capital                 ----------------------------------------------------------
Stock Outstanding                         Year Ended December 31,
Throughout each Period:    ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $11.68      $12.78      $12.66      $12.36      $12.73
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.85        0.81        0.75        0.83        0.82
 Net realized and
  unrealized gain (loss)
  on investments........         0.46       (1.10)       0.42        0.38       (0.36)
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         1.31       (0.29)       1.17        1.21        0.46
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.79)      (0.80)      (0.87)      (0.81)
 Distributions from net
  realized capital
  gains.................         0.00       (0.02)      (0.25)      (0.04)      (0.02)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....         0.00       (0.81)      (1.05)      (0.91)      (0.83)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $12.99      $11.68      $12.78      $12.66      $12.36
--------------------------------------------------------------------------------------
 Total return (%).......         11.2        (2.3)        9.4         9.8         3.6
Ratio of operating
 expenses to average net
 assets (%).............         0.38        0.38        0.39        0.38        0.32
Ratio of net investment
 income to average net
 assets (%).............         6.71        6.15        6.13        6.57        6.64
Portfolio turnover rate
 (%)....................          199         183         124         122          93
Net assets, end of year
 (000)..................     $474,898    $477,880    $526,854    $412,191    $383,395

-------
(a) Formerly, State Street Research Growth Portfolio.
(b) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share       State Street Research Money Market Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $10.34      $10.35      $10.38      $10.44      $10.45
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.65        0.51        0.54        0.54        0.53
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         0.65        0.51        0.54        0.54        0.53
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.85)      (0.52)      (0.57)      (0.60)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.85)      (0.52)      (0.57)      (0.60)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $10.14      $10.34      $10.35      $10.38      $10.44
--------------------------------------------------------------------------------------
 Total return (%).......          6.2         4.9         5.2         5.2         5.0
Ratio of operating
 expenses to average net
 assets (%).............         0.37        0.42        0.48        0.49        0.43
Ratio of net investment
 income to average net
 assets (%).............         6.02        4.81        5.11        5.08        4.92
Net assets, end of year
 (000)..................      $48,296     $51,545     $41,185     $39,480     $41,637
Selected Data For a Share       State Street Research Diversified Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $18.27      $18.39      $16.98      $16.67      $15.95
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.62        0.59        0.60        0.60        0.55
 Net realized and
  unrealized gain (loss)
  on investments........        (0.43)       0.96        2.70        2.71        1.77
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         0.19        1.55        3.30        3.31        2.32
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.60)      (0.57)      (0.60)      (0.53)
 Distributions from net
  realized capital
  gains.................        (0.08)      (1.07)      (1.32)      (2.40)      (1.07)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.08)      (1.67)      (1.89)      (3.00)      (1.60)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $18.38      $18.27      $18.39      $16.98      $16.67
--------------------------------------------------------------------------------------
 Total return (%).......          1.0         8.7        19.6        20.6        14.5
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.46        0.45        0.48        0.40        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....         0.46          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         3.26        3.08        3.39        3.50        3.38
Portfolio turnover rate
 (%)....................          131         124         106         115          91
Net assets, end of year
 (000)..................   $2,756,922  $2,874,412  $2,656,987  $1,982,232  $1,448,841

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share    State Street Research Aggressive Growth Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $38.45      $29.53      $27.61      $27.11      $25.87
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..        (0.04)      (0.12)      (0.06)      (0.03)      (0.02)
 Net realized and
  unrealized gain (loss)
  on investments........        (1.98)       9.86        3.75        1.67        2.01
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (2.02)       9.74        3.69        1.64        1.99
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00        0.00        0.00        0.00        0.00
 Distributions from net
  realized capital
  gains.................        (4.84)      (0.82)      (1.77)      (1.14)      (0.75)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (4.84)      (0.82)      (1.77)      (1.14)      (0.75)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $31.59      $38.45      $29.53      $27.61      $27.11
--------------------------------------------------------------------------------------
 Total return (%).......         (7.6)       33.2        13.7         6.7         7.7
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.73        0.72        0.75        0.81        0.79
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....         0.72         --          --          --          --
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        (0.12)      (0.31)      (0.20)      (0.10)      (0.11)
Portfolio turnover rate
 (%)....................          170          86          97         219         221
Net assets, end of year
 (000)..................   $1,501,072  $1,600,841  $1,431,337  $1,391,956  $1,321,849
Selected Data For a Share              MetLife Stock Index Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $40.59      $35.38      $28.78      $22.23      $18.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.34        0.37        0.37        0.34        0.33
 Net realized and
  unrealized gain (loss)
  on investments........        (4.07)       6.89        7.75        6.79        3.88
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (3.73)       7.26        8.12        7.13        4.21
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.35)      (0.36)      (0.36)      (0.34)      (0.33)
 Distributions from net
  realized capital
  gains.................        (1.25)      (1.69)      (1.16)      (0.24)      (0.21)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (1.60)      (2.05)      (1.52)      (0.58)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $35.26      $40.59      $35.38      $28.78      $22.23
--------------------------------------------------------------------------------------
 Total return (%).......         (9.3)       20.8        28.2        32.2        22.7
Ratio of operating
 expenses to average net
 assets (%).............         0.28        0.29        0.30        0.33        0.30
Ratio of net investment
 income to average net
 assets (%).............         0.88        1.01        1.21        1.47        1.91
Portfolio turnover rate
 (%)....................            7           9          15          11          11
Net assets, end of year
 (000)..................   $3,999,903  $4,205,202  $3,111,919  $2,020,480  $1,122,297

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of        Putnam International Stock Portfolio
Capital Stock Outstanding       ------------------------------------------------
Throughout each Period:                   Year Ended December 31,
                                ------------------------------------------------
                                  2000      1999      1998      1997      1996
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of
 year.........................    $13.87    $14.14    $11.67    $11.95    $12.29
---------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income........      0.02      0.13      0.13      0.10      0.07
 Net realized and unrealized
  gain (loss) on investments..     (1.42)     2.05      2.50     (0.38)    (0.28)
                                --------  --------  --------  --------  --------
 Total from investment
  operations..................     (1.40)     2.18      2.63     (0.28)    (0.21)
                                --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income...........     (0.08)    (0.13)    (0.16)     0.00      0.00
 Distributions from net
  realized capital gains......      0.00     (2.32)     0.00      0.00     (0.13)
                                --------  --------  --------  --------  --------
 Total distributions..........     (0.08)    (2.45)    (0.16)     0.00     (0.13)
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, end of year..    $12.39    $13.87    $14.14    $11.67    $11.95
---------------------------------------------------------------------------------
 Total return (%).............     (10.1)     16.4      22.6      (2.3)     (1.8)
Ratio of operating expenses to
 average net assets (%).......      1.09      0.97      1.02      1.03      0.97
Ratio of net investment income
 to average net assets (%)....      0.25      0.95      0.87      0.77      0.56
Portfolio turnover rate (%)...       166        87       156       182       117
Net assets, end of year (000).  $428,519  $317,831  $297,381  $267,089  $303,826

Selected Data For a Share of Capital        Loomis Sayles High Yield Bond
Stock Outstanding Throughout each Period:             Portfolio
                                           -----------------------------------
                                               Year Ended December 31,
                                           -----------------------------------
                                            2000     1999     1998    1997 (a)
                                           -------  -------  -------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of year......     $9.09    $8.39   $10.14   $10.00
---------------------------------------------------------------------------------
Income from investment operations
 Net investment income..................      0.90     0.80     0.88     0.35
 Net realized and unrealized gain (loss)
  on investments........................     (0.99)    0.69    (1.65)    0.26
                                           -------  -------  -------  -------
 Total from investment operations.......     (0.09)    1.49    (0.77)    0.61
                                           -------  -------  -------  -------
Less distributions
 Distributions from net investment
  income................................      0.00    (0.79)   (0.89)   (0.35)
 Distributions from net realized capital
  gains.................................      0.00     0.00    (0.09)   (0.12)
                                           -------  -------  -------  -------
 Total distributions....................      0.00    (0.79)   (0.98)   (0.47)
                                           -------  -------  -------  -------
---------------------------------------------------------------------------------
Net asset value, end of year............     $9.00    $9.09    $8.39   $10.14
---------------------------------------------------------------------------------
 Total return (%).......................      (1.0)    17.8     (7.5)     6.2 (b)
Ratio of operating expenses to average
 net assets (%).........................      0.88     0.93     0.87     0.83 (c)
Ratio of net investment income to
 average net assets (%).................     10.11     9.49    10.41     7.04 (c)
Portfolio turnover rate (%).............        42       28       46       39 (c)
Net assets, end of year (000)...........   $68,944  $61,701  $42,403  $27,804
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --     0.94     1.05     1.35 (c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of               Janus Mid Cap Portfolio
Capital Stock Outstanding          ------------------------------------------
Throughout each Period:                    Year Ended December 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(a)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................      $36.54      $17.44    $12.77    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........       (0.10)      (0.05)    (0.02)     0.01
 Net realized and unrealized gain
  (loss) on investments..........      (10.66)      21.14      4.77      2.81
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................      (10.76)      21.09      4.75      2.82
                                   ----------  ----------  --------  --------
Less distributions
 Distributions from net
  investment income..............        0.00        0.00      0.00     (0.01)
 Distributions from net realized
  capital gains..................       (2.40)      (1.99)    (0.08)    (0.04)
                                   ----------  ----------  --------  --------
 Total distributions.............       (2.40)      (1.99)    (0.08)    (0.05)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.....      $23.38      $36.54    $17.44    $12.77
--------------------------------------------------------------------------------
 Total return (%)................       (31.3)      122.9      37.2      28.2(b)
Ratio of operating expenses to
 average net assets (%)..........        0.70        0.71      0.81      0.85(c)
Ratio of net investment income to
 average net assets (%)..........       (0.33)      (0.41)    (0.22)     0.10(c)
Portfolio turnover rate (%)......         118         103       107        75(c)
Net assets, end of year (000) ...  $1,783,379  $1,931,797  $371,504  $103,852
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................          --          --        --      0.99(c)
Selected Data For a Share of           T. Rowe Price Small Cap Growth
Capital Stock Outstanding                         Portfolio
Throughout each Period:            ------------------------------------------
                                           Year Ended December 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(a)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................      $15.73      $12.29    $11.88    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........       (0.03)      (0.03)     0.00      0.00
 Net realized and unrealized gain
  (loss) on investments..........       (1.40)       3.47      0.41      1.88
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................       (1.43)       3.44      0.41      1.88
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.....      $14.30      $15.73    $12.29    $11.88
--------------------------------------------------------------------------------
 Total return (%)................        (9.1)       28.0       3.5      18.8(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........        0.58        0.61      0.67      0.67(c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d)...............        0.58          --        --        --
Ratio of net investment income to
 average net assets (%)..........       (0.19)      (0.27)    (0.02)     0.01(c)
Portfolio turnover rate (%)......          68          68        38        13(c)
Net assets, end of year (000)....    $337,343    $269,518  $189,132   $94,020
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%) .......................          --          --        --      0.86(c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital     Scudder Global Equity Portfolio
Stock Outstanding Throughout each      --------------------------------------
Period:                                      Year Ended December 31,
                                       --------------------------------------
                                         2000      1999      1998    1997 (a)
                                       --------  --------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of year...    $14.91    $12.38    $10.85   $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...............      0.18      0.14      0.16     0.10
 Net realized and unrealized gain
  (loss) on investments..............     (0.42)     2.93      1.57     0.86
                                       --------  --------  --------  -------
 Total from Investment operations....     (0.24)     3.07      1.73     0.96
                                       --------  --------  --------  -------
Less distributions
 Distributions from net investment
  income.............................     (0.01)    (0.07)    (0.16)   (0.10)
 Distributions from net realized
  capital gains......................     (0.04)    (0.47)    (0.04)   (0.01)
                                       --------  --------  --------  -------
 Total distributions.................     (0.05)    (0.54)    (0.20)   (0.11)
                                       --------  --------  --------  -------
--------------------------------------------------------------------------------
Net asset value, end of year.........    $14.62    $14.91    $12.38   $10.85
--------------------------------------------------------------------------------
 Total return (%)....................      (1.6)     25.2      16.0      9.6 (c)
Ratio of operating expenses to
 average net assets (%)..............      0.78      0.87      0.96     0.78 (d)
Ratio of net investment income to
 average net assets (%)..............      1.43      1.23      1.61     1.66 (d)
Portfolio turnover rate (%)..........        58        54        51       36 (d)
Net assets, end of year (000)........  $211,354  $171,714  $113,715  $60,712
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%).......        --        --      1.01     1.14 (d)

Selected Data For a Share       Harris Oakmark
of Capital                        Large Cap              Neuberger Berman Partners
Stock Outstanding              Value Portfolio            Mid Cap Value Portfolio
Throughout each Period:    --------------------------    ---------------------------
                           Year Ended December 31,        Year ended December 31,
                           --------------------------    ---------------------------
                            2000     1999    1998 (b)      2000     1999    1998 (b)
                           -------  -------  --------    --------  -------  --------
---------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $8.93    $9.70   $10.00       $11.97   $10.73   $10.00
---------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..      0.13     0.10     0.03         0.04     0.06     0.03
 Net realized and
  unrealized gain (loss)
  on investments........      0.97    (0.78)   (0.30)        3.35     1.80     0.71
                           -------  -------   ------     --------  -------   ------
 Total from investment
  operations............      1.10    (0.68)   (0.27)        3.39     1.86     0.74
                           -------  -------   ------     --------  -------   ------
Less distributions
 Distributions from net
  investment income.....     (0.14)   (0.08)   (0.03)       (0.04)   (0.07)   (0.01)
 Distributions from net
  realized capital
  gains.................     (0.10)   (0.01)    0.00        (0.50)   (0.55)    0.00
                           -------  -------   ------     --------  -------   ------
 Total distributions....     (0.24)   (0.09)   (0.03)       (0.54)   (0.62)   (0.01)
                           -------  -------   ------     --------  -------   ------
---------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $9.79    $8.93    $9.70       $14.82   $11.97   $10.73
---------------------------------------------------------------------------------------
 Total return (%).......      12.4     (6.9)    (2.7)(c)     28.3     17.6      7.4 (c)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........      0.94     0.91     0.70 (d)     0.89     0.72     0.68 (d)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(e)......      0.85       --       --         0.76       --       --
Ratio of net investment
 income to average net
 assets (%).............      1.74     1.63     2.47 (d)     0.58     0.86     2.61 (d)
Portfolio turnover rate
 (%)....................        82       17        0 (d)      207      134       21 (d)
Net assets, end of year
 (000) .................   $53,575  $38,378   $8,658     $131,356  $38,722   $8,647
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........        --     1.15     1.79 (d)       --     1.18     1.86 (d)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(c) Periods less than one year are not computed on an annualized basis.
(d) Computed on an annualized basis.
(e) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share       T. Rowe Price
of Capital Stock                  Large Cap               Lehman Brothers Aggregate
Outstanding Throughout         Growth Portfolio             Bond Index Portfolio
each Period:               --------------------------     ---------------------------
                           Year Ended December 31,         Year Ended December 31,
                           --------------------------     ---------------------------
                             2000     1999    1998(a)       2000      1999    1998(a)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $13.41   $11.02   $10.00        $9.45    $10.06   $10.00
-----------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..       0.03     0.02     0.01         0.63      0.48     0.07
 Net realized and
  unrealized gain (loss)
  on investments........      (0.09)    2.43     1.02         0.45     (0.62)    0.07
                           --------  -------  -------     --------  --------  -------
 Total from investment
  operations............      (0.06)    2.45     1.03         1.08     (0.14)    0.14
                           --------  -------  -------     --------  --------  -------
Less distributions
 Distributions from net
  investment income.....      (0.02)   (0.03)   (0.01)       (0.63)    (0.47)   (0.08)
 Distributions from net
  realized capital
  gains.................      (0.40)   (0.03)    0.00         0.00      0.00     0.00
                           --------  -------  -------     --------  --------  -------
 Total distributions....      (0.42)   (0.06)   (0.01)       (0.63)    (0.47)   (0.08)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $12.93   $13.41   $11.02        $9.90     $9.45   $10.06
-----------------------------------------------------------------------------------------
 Total return (%).......       (0.5)    22.2     10.3 (b)     11.4      (1.4)     1.4 (b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........       0.78     0.87     0.50 (c)     0.37      0.40     0.45 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(d)......       0.77      --       --           --        --       --
Ratio of net investment
 income to average net
 assets (%).............       0.23     0.23     0.93 (c)     6.54      6.06     5.28 (c)
Portfolio turnover rate
 (%)....................         62       46        6 (c)       15        96       11 (c)
Net assets, end of year
 (000)..................   $180,072  $51,402   $6,740     $145,837  $129,339  $58,810
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --     1.31     2.62 (c)       --        --     0.59 (c)
Selected Data For a Share    Morgan Stanley EAFE                Russell 2000
of Capital Stock               Index Portfolio                 Index Portfolio
Outstanding Throughout     --------------------------     ---------------------------
each Period:               Year Ended December 31,         Year Ended December 31,
                           --------------------------     ---------------------------
                             2000       1999  1998(a)       2000      1999    1998(a)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $13.34   $10.80   $10.00       $12.52    $10.53   $10.00
-----------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..       0.07     0.10     0.01         0.11      0.08     0.02
 Net realized and
  unrealized gain (loss)
  on investments........      (2.00)    2.58     0.80        (0.55)     2.29     0.53
                           --------  -------  -------     --------  --------  -------
 Total from investment
  operations............      (1.93)    2.68     0.81        (0.44)     2.37     0.55
                           --------  -------  -------     --------  --------  -------
Less distributions
 Distributions from net
  investment income.....      (0.11)   (0.06)   (0.01)       (0.11)    (0.08)   (0.02)
 Distributions from net
  realized capital
  gains.................      (0.08)   (0.08)    0.00        (1.60)    (0.30)    0.00
                           --------  -------  -------     --------  --------  -------
 Total distributions....      (0.19)   (0.14)   (0.01)       (1.71)    (0.38)   (0.02)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $11.22   $13.34   $10.80       $10.37    $12.52   $10.53
-----------------------------------------------------------------------------------------
 Total return (%).......      (14.5)    24.9      8.1 (b)     (3.8)     22.7      5.5 (b)
Ratio of operating
 expenses to average net
 assets (%).............       0.58     0.55     0.55 (c)     0.55      0.45     0.40 (c)
Ratio of net investment
 income to average net
 assets (%).............       0.76     1.25     0.71 (c)     0.89      1.04     1.46 (c)
Portfolio turnover rate
 (%)....................         10       44       13 (c)       78        67        3 (c)
Net assets, end of year
 (000)..................   $100,950  $82,355  $25,453     $125,738  $111,729  $38,147
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........       0.78     1.77     1.41 (c)     0.55      0.89     1.04 (c)

--------
(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Select Data For a Share of                          State Street     Metlife
Capital                            Putnam Large    Research Aurora   Mid Cap
Stock Outstanding Throughout each   Cap Growth     Small Cap Value Stock Index
Period:                             Portfolio         Portfolio     Portfolio
                                   ------------    --------------- ------------
                                    Year Ended       Year Ended     Year Ended
                                   December 31,     December 31,   December 31,
                                     2000 (a)         2000 (b)       2000 (b)
                                   ------------    --------------- ------------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year...........................     $ 10.00           $ 10.00       $ 10.00
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income (loss)...       (0.01)             0.03          0.03
 Net realized and unrealized
  gain (loss) on investments....       (2.70)             2.29          0.66
                                     -------           -------       -------
 Total from investment
  operations....................       (2.71)             2.32          0.69
                                     -------           -------       -------
Less distributions
 Distributions from net
  investment income.............        0.00             (0.03)        (0.03)
 Distributions from net realized
  capital gains.................        0.00             (0.05)        (0.02)
                                     -------           -------       -------
 Total distributions............        0.00             (0.08)        (0.05)
                                     -------           -------       -------
--------------------------------------------------------------------------------
Net asset value, end of year....     $  7.29           $ 12.24       $ 10.64
--------------------------------------------------------------------------------
 Total return (%)...............       (27.0) (c)         23.2 (c)       6.8 (c)
Ratio of operating expenses to
 average net assets (%).........        1.00 (d)          1.05 (d)      0.45 (d)
Ratio of net investment income
 (loss) to average net assets
 (%)............................       (0.23) (d)         1.12 (d)      0.92 (d)
Portfolio turnover rate (%).....          70 (d)            24 (d)       124 (d)
Net assets, end of year (000)...     $36,932           $54,379       $61,934
The ratio of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).......................        1.39 (d)          1.34 (d)      0.83 (d)

--------
(a) For the period May 1, 2000 (commencement of operations) through December 31, 2000.
(b) For the period July 5, 2000 (commencement of operations) through December 31, 2000.
(c) Periods less than one year are not computed on an annualized basis.
(d) Computed on an annualized basis.

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because they commenced operations only during the past year, limited performance history is available for the Putnam Large Cap Growth and State Street Research Aurora Small Cap Value Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment managers as are these two Portfolios. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Because the Janus Growth and Franklin Templeton Small Cap Growth Portfolios will not commence operations until on or about the date of this Prospectus, no performance history is available for these Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment managers as are these two Portfolios. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The tables also show the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the applicable Fund Portfolio will bear. Finally each table also shows the performance of the related Fund Portfolio over the period of its existence.

Each sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance. No such similar account performance information is available with respect to the MetLife Mid Cap Stock Index Portfolio, which commenced operations on July 5, 2000.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolios. You should be aware that the Portfolios are likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolios. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF ANY FUND PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF EACH TABLE.

Putnam

                              Putnam          Lipper
                              Growth      Variable Funds
  Total Return for         Opportunities Underlying Growth            Putnam Large Cap
 Period (unaudited)           Fund/1/    Funds Average/2/  S&P 500/2/ Growth Portfolio
 ------------------        ------------- ----------------- ---------- ----------------
 Year to Date (ended
  2/28/2001)                  -16.75%         -8.86%        -30.53%        -16.44%
 Since inception of
  Putnam Large Cap Growth
  Portfolio (05/01/00 to
  12/31/00)                       --             --             --         -27.00%
 One Year (12/31/99 to
  12/31/00)                   -26.60%         -9.23%         -9.10%           --
 Three Year (12/31/97 to
  12/31/00, annualized)        17.87%         14.40%         12.26%           --
 10/2/95 to 12/31/00,
  annualized (since
  inception of the Putnam
  Growth Opportunities
  Fund)                        18.20%            N/A         19.10%           --

--------
/1/ As of December 31, 2000, the Putnam Growth Opportunities Fund, a mutual fund, had assets of $5.9 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Lipper Variable Funds Underlying Growth Funds Average represents the average total return based on net asset values of all underlying growth funds. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

State Street Research

                                                                   State Street
                            State Street  Russell 2000            Research Aurora
  Total Return for            Research       Value                Small Cap Value
 Period (unaudited)        Aurora Fund/1/   Index/2/   S&P 500/2/    Portfolio
 ------------------        -------------- ------------ ---------- ---------------
 Year to Date (ended
  2/28/2001)                    4.34%        -0.88%     -30.53%         5.47%
 Since inception of State
  Street Aurora Small Cap
  Value Portfolio
  (07/05/00) to 12/31/00)         --            --          --         23.22%
 One Year (12/31/99 to
  12/31/00)                    37.84%        22.83%      -9.10%          --
 Three Year (12/31/97 to
  12/31/00), annualized        16.22%         4.22%      12.26%          --
 2/13/95 to 12/31/00,
  annualized (since in-
  ception of the State
  Street Research Aurora
  Fund)                        28.52%        13.23%      20.66%          --

--------
/1/ As of December 31, 2000, the State Street Research Aurora Fund, a mutual fund, had assets of $1.4 billion. The total returns were calculated using the actual fees and expenses of the fund for class S shares whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.
/2/ The Russell 2000 Value Index is an unmanaged index of common stocks that are primarily issued by the 2000 smallest companies with the Russell 3000 Index. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Janus

  Total Return for                                               Janus Growth
 Period (unaudited)                     Janus Fund/1/ S&P 500/2/  Portfolio
 ------------------                     ------------- ---------- ------------
 Year to Date (ended 2/28/2001)            -10.63%     -30.53%        --
 One Year (12/31/99 to 12/31/00)           -14.91%      -9.10%        --
 Three Year (12/31/97 to 12/31/00),
  annualized                                20.25%      12.26%        --
 2/5/70 to 12/31/00, annualized (since
  inception of the
  Janus Fund)                               17.23%      13.22%        --

--------
/1/ As of December 31, 2000, the Janus Fund, a mutual fund, had assets of $39.2 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Franklin Templeton

                                   Franklin
                                    Small                              Franklin
                                     Cap                               Templeton
                                    Growth                Russell 2500 Small Cap
  Total Return for                   Fund    Russell 2000    Growth     Growth
 Period (unaudited)                  I/1/      Index/2/     Index/2/   Portfolio
 ------------------                --------  ------------ ------------ ---------
 Year to Date (ended 2/28/2001)    - 14.90%     - 8.37%     - 21.28%      --
 One Year (12/31/99 to 12/31/00)    - 9.80%     - 3.02%     - 16.09%      --
 Three Year (12/31/97 to
  12/31/00), annualized              21.13%       4.65%       10.39%      --
  2/14/92 to 12/31/00, annualized
  (since inception of the
  Franklin Small Cap Growth Fund
  I)                                 21.15%      11.58%       11.62%      --

--------
/1/ As of December 31, 2000, the Franklin Small Cap Growth Fund I, a mutual fund, had assets of $11.2 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Russell 2000 Index is an unmanaged index of common stocks that are primarily issued by the 2000 smallest companies with the Russell 3000 Index. The Russell 2500 Growth Index is an unmanaged index of common stocks that are primarily issued by the 2500 smallest companies with the Russell 3000 Index. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
     1.    State Street Research Aggressive
           Growth
     2.    State Street Research Diversified
     3.    State Street Research Investment
           Trust
     4.    State Street Research Income
     5.    State Street Research Money Market
     6.    Putnam International Stock
     7.    Harris Oakmark Large Cap Value
     8.    Janus Mid Cap
     9.    Loomis Sayles High Yield Bond
    10.    Neuberger Berman Partners Mid Cap
           Value
    11.    Scudder Global Equity

 Portfolio
  Number   Portfolio Name
 --------- --------------
    12.    T. Rowe Price Large Cap Growth
    13.    T. Rowe Price Small Cap Growth
    14.    Lehman Brothers Aggregate Bond Index
    15.    MetLife Stock Index
    16.    Morgan Stanley EAFE Index
    17.    Russell 2000 Index
    18.    MetLife Mid Cap Stock Index
    19.    Putnam Large Cap Growth
    20.    State Street Research Aurora Small
           Cap Value
    21.    Janus Growth
    22.    Franklin Templeton Small Cap Growth


                                                                          Percentage limit per Portfolio
  Item   Investment practice                           Portfolios         on assets/1/
--------------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and   All                None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
--------------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and    6,8,9,11,12,13,    None
         stock indices to earn additional income, as   19,20,21,22
         a hedge against or to minimize anticipated
         loss in value.
--------------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on  6,8,9,11,12,13,20, None
         currencies as a hedge against anticipated     21
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
--------------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and        All, except 10     None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order
         to protect against anticipated declines in
         values.
--------------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and       All, except 10     None
         indices that correlate with that Portfolio's
         securities.
--------------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for        1,2,3,4,6,8,9, 11, None
         defensive purposes in order to protect        12,13,20,21,22
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
--------------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that      1,2,3,4,6,8,9,     None
         correlate with the currencies in which the    11,12,13,20,21,22
         Portfolio's securities may be denominated.
--------------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,  1,2,3,4,6,7,8,     None
         currency, and index put and call options      10,11,20,21,22
         "over-the-counter" (rather than only on
         established exchanges).
--------------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on       All, except         Combined limit on the sum
         recognized futures exchanges) on debt         10,15,16,17,18,22   of the initial margin for
         securities and indices of debt securities as                      futures and options sold on
         a hedge against or to minimize adverse                            futures, plus premiums paid
         principal fluctuations resulting from                             for unexpired options on
         anticipated interest rate changes or to                           futures, is 5% of total
         adjust exposure to the bond market.                               assets (excluding "in the
                                                                           money" and, for Portfolios
                                                                           7, 8, 9, 11, 12, 13 and 21
                                                                           "bona fide hedging" as
                                                                          defined by the Commodity
                                                                          Futures Trading Commission)
--------------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on        All, except        Same as Item 9
         recognized futures exchanges) on equity       4,5,7,10,14
         securities or stock indices as a hedge or to
         enhance return.
--------------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts  6,8,9,11,12,       Same as Item 9
         (on recognized futures exchanges) as a hedge  13,20,21,22
         or to adjust exposure to the currency
         market.

                                                                            Percentage limit per Portfolio
  Item   Investment practice                           Portfolios           on assets/1/
----------------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase     All, except 10       Same as Item 9
         put and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
----------------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures           6,8,9,               Same as Item 9
         contracts (on recognized futures exchanges)   11,12,13,19,20,21,22
         of the type and for the same reasons the
         Portfolio is permitted to enter into futures
         contracts.
----------------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange  All, except           None
         contracts to hedge currency risk relating to  15,17,18
         securities denominated, exposed to, or
         traded in a foreign currency in which the
         Portfolio may invest.
----------------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange  1,2,3,4,6,8,9,       5% of total assets
         contracts for non hedging purposes.           11,12,13,20,21
----------------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close    All                   None
         out any of the above.
----------------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs   All                   None
         and POs).
----------------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and      All, except           None
         principal only (POs) securities.              5,10,15,
                                                       16,17,18,22
----------------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on        1,2,3,4,6,8,9,11,     None
         interest rates, currencies and indices as a   12,13,14,19,20,21
         risk management tool or to enhance return.
----------------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including       A.1,2,3,4,5,15,17,   A. 10% of total assets in
         investments through European Depository       18,19                   securities of foreign
         Receipts ("EDRs") and International                                   issuers except 25% of
         Depository Receipts ("IDRs")).                                        total assets may be
                                                                               invested in securities
                                                                               issued, assumed, or
                                                                               guaranteed by foreign
                                                                               governments or their
                                                                               political subdivisions or
                                                                               instrumentalities;
                                                                               assumed or guaranteed by
                                                                               domestic issuers; or
                                                                               issued, assumed, or
                                                                               guaranteed by foreign
                                                                               issuers with a class of
                                                                               securities listed on the
                                                                               New York Stock Exchange.*
                                                       B.6,11,14,16,20,21   B. None
                                                       C.9                  C. 50% of total assets in
                                                                               foreign securities
                                                                               (except 100% in
                                                                               securities of Canadian
                                                                               issuers)*
                                                       D.12                 D. 30% of total assets
                                                                               (excluding reserves)*
                                                       E.13                 E. 20% of total assets
                                                                               (excluding reserves)*
                                                       F.7, 22              F. 25% of total assets*
                                                       G.10                 G. 10% of total assets*
                                                       H.8                  H. 30% of total assets in
                                                                               foreign securities
                                                                               denominated in a foreign
                                                                               currency and not publicly
                                                                               traded in the U.S.*
----------------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                    A. 1,2,3,4,5,6,9,15, A. 20% of total assets*
                                                          22
                                                       B. 7,10,11,12,13,    B. 33 1/3% of total assets*
                                                          14,16,17,18,19,
                                                          20
                                                       C.8,21               C. 25% of total assets*
----------------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.       A. All, except       A. 15% of total assets
                                                          5,11
                                                       B.5,11               B. 10% of total assets

                                                                             Percentage limit per Portfolio
  Item   Investment practice                           Portfolios            on assets/1/
-----------------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which   A.All                 A. 10% of total assets
         may involve payment of duplicate fees.                                 except as in B below
                                                                                (except that only 5% of
                                                                                total assets may be
                                                                                invested in a single
                                                                                investment company and no
                                                                                portfolio can purchase
                                                                                more than 3% of the total
                                                                                outstanding voting
                                                                                securities of any one
                                                                                investment company or,
                                                                                together with other
                                                                                investment companies
                                                                                having the same
                                                                                investment adviser,
                                                                                purchase more than 10% of
                                                                                the voting stock of any
                                                                                "closed-end" investment
                                                                                company).
                                                       B.8,12,13,21          B. Up to 25% of total assets
                                                                                may be invested in
                                                                                affiliated money market
                                                                                funds for defensive
                                                                                purposes or as a means of
                                                                                receiving a return on
                                                                                idle cash.
-----------------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by  1,2,3,4,6,8,9,        None
         a commercial bank or savings and loan         11,12,13,19,20,21
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in
         total assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
-----------------------------------------------------------------------------------------------------------
  25     Invest assets in securities issued by         All                   25% of total assets.
         companies primarily engaged in any one                              Excluded from the 25%
         industry. Provided that: (a) utilities will                         limitation are portfolios 2
         be considered separate industries according                         and 5's: (a) money market,
         to type of service; (b) oil and oil related                         securities, securities
         companies will be considered separate                               issued or guaranteed by the
         industries according to type; and (c)                               U.S. government, its
         savings, loan associations, and finance                             agencies or
         companies will be considered separate                               instrumentalities; and (b)
         industries.                                                         bank issued debt
                                                                             securities.* (The Fund will
                                                                             disclose when more than 25%
                                                                             of a Portfolio's total
                                                                             assets are invested in four
                                                                             oil related industries. For
                                                                             Portfolios 1, 2, 3, 4, 5, 14
                                                                             and 20, companies engaged in
                                                                             the business of financing
                                                                             may be classified according
                                                                             to the industries of their
                                                                             parent or sponsor companies,
                                                                             or industries that otherwise
                                                                             most affect the financing
                                                                             companies).
-----------------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits      All                   Together with item 27, up to
         necessary to clear Portfolio transactions;                          1/3 of the amount by which
         enter into reverse repurchase arrangements                          total assets exceed total
         with banks.                                                         liabilities (excluding the
                                                                             liabilities represented by
                                                                             such obligations).*
-----------------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency   A. All, except 11     A. 5% of total assets*
         purposes (e.g.
         to honor redemption requests which might      B. All, except 11     B. Together with item 26, up
         otherwise require the sale of securities at                            to 1/3 of the amount by
         an inopportune time).                                                  which total assets exceed
                                                                                total liabilities
                                                                                (excluding the
                                                                                liabilities represented
                                                                                by such obligations).*
                                                       C. 11                 C. 33 1/3% of total assets,
                                                                                provided that if these
                                                                                obligations with reverse
                                                                                repurchase agreements do
                                                                                not exceed 5% of total
                                                                                assets, no additional
                                                                                securities will be
                                                                                purchased for the
                                                                                Portfolio.*
                                                       D. 22                 D. Up to 10% of total assets
-----------------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued"        All, except 5         None
         basis.
-----------------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including    All                   10% of total assets includes
         real estate mortgage loans.                                         REIT.* This limit shall not
                                                                             restrict investments in
                                                                             exchange-traded real estate
                                                                             investment trusts and shares
                                                                             of other real estate
                                                                             companies.
-----------------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts         A. 1,2,3,4,5,19       A. Together with the assets
         ("ADRs").                                                              referred to in Item 20 A
                                                                                above, 35% of total
                                                                                assets
                                                       B. 6,8,10,11,16,20,21 B. None
                                                       C. 12,15,17,18        C. Together with assets
                                                                                referred to in Item 20 D
                                                                                above, 30% of total
                                                                                assets
                                                       D. 7,22               D. Together with assets
                                                                                referred to in Item 20 F
                                                                                above, 25% of total
                                                                                assets
                                                       E. 9                  E. Together with assets
                                                                                referred to in Item 20C
                                                                                above, 50% of total
                                                                                assets (except 100% in
                                                                                securities).
                                                       F. 13                 F. Together with assets
                                                                                referred to in Item 20E
                                                                                above, 20% of total
                                                                                assets

                                                                              Percentage limit per Portfolio
  Item   Investment practice                           Portfolios             on assets/1/
------------------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                    A. All, except         A. None
                                                          6,7,10,11,12,13,14,
                                                          19,20,22
                                                       B. 6,7,10,11,12,       B. None on investment grade
                                                          13,14,19,20            securities but 25% of
                                                                                 total assets for 7, 15%
                                                                                 for 10 and 5% for 6, 11,
                                                                                 12, 13, 14, 19 and 20 in
                                                                                 below investment grade
                                                                                 securities.
                                                       C. 22                  C. Up to 5% in corporate
                                                                                 debt
------------------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                   A.All, except 9        A.None
                                                       B.9                    B.Up to 20% of total assets
------------------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                      A.All, except 9        A.None
                                                       B.9                    B.10% of total assets
------------------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                 A. All, except         A.None
                                                          12,13
                                                       B.12,13                B.10% of its total assets
------------------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt          All                    None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus
Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, the Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

[SIDEBAR: Debt ("Fixed Income") Securities]

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases

 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities
 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:

 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                            State Street Research &
                               Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                         Loomis, Sayles & Company, L.P.
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                           Janus Capital Corporation
                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                         (Principal Executive Offices)

                         T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202
                          (Principal Business Address)

                        Zurich Scudder Investments, Inc.
                                345 Park Avenue
                            New York, New York 10154
                         (Principal Executive Offices)

                             Harris Associates, LP
                             2 North LaSalle Street
                               Chicago, IL 60602
                         (Principal Executive Offices)

                        Neuberger Berman Management Inc.
                                605 Third Avenue
                            New York, NY 10158-0180
                         (Principal Executive Offices)

                       Putnam Investment Management, LLC
                             One Post Office Square
                          Boston, Massachusetts 02109
                          (Principal Executive Office)

                            Franklin Advisers, Inc.
                           500 East Broward Boulevard
                                   Suite 2100
                            Ft. Lauderdale, FL 33394
                          (Principal Business Address)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)


 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, MetLife Advisers, State Street Research, Metropolitan Tower, Loomis Sayles, T. Rowe Price, Janus, Zu-rich Scudder, Harris, Franklin Templeton, Neuberger Berman or Putnam. This Pro-spectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                              485 E U.S. Highway 1
                                South, 4th floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618
E01048VNI (exp0502)MLIC-LD